UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2003

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8993	13-4181699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits. The following exhibits are furnished herewith:

		Exhibit Number	Description
		99 (a)	Text of press release issued by Safety Insurance Group, Inc. dated November 12, 2003.

Item 12.	Results of Operations and Financial Condition.

In a press release dated November 12, 2003, Safety Insurance Group, Inc. (the “Registrant”) announced its third quarter 2003 results.  The registrant’s press release dated November 12, 2003 is furnished herewith as Exhibit 99 (a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: November 12, 2003

	By:	/s/	WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
Chief Financial Officer